Semiannual Report


                                  New America
                                  Growth
                                  Fund

                                  -------------
                                  June 30, 1997
                                  -------------

 [LOGO OF T. ROWE PRICE APPEARS HERE]

 T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
New America Growth Fund

 . Stocks rose sharply in the second quarter to provide stellar returns for the first half, with large-cap, blue chip stocks surpassing small- and mid-caps.

 . The fund's six-month return was solid but did not keep pace with the broad market and its Lipper peer group, since the portfolio contains small- and mid-cap stocks.

 . The top contributors included Franklin Resources, the mutual fund firm, and three large retailers. The worst contributor was Boston Chicken.

 .  The fund's sector diversification was little changed over the six months;
   business services remains the major focus, followed by consumer services.

 . While it is difficult to see what might derail this stock market, we are cautious in light of the current high valuations. The fund's service sector holdings should do well in the moderate growth environment we anticipate.

Fellow Shareholders


Continuing a powerful surge that began in December 1994, the stock market rose to record highs in the first half of 1997. The rally was led by large-capitalization, blue chip companies, while the performance of small- and mid-cap growth stocks was much more modest.

Since your fund invests across the size spectrum, it significantly lagged the large-cap Standard & Poor's 500 Stock Index over the last year. The fund also trailed the Lipper peer group average, as its average market cap far exceeds that of New America Growth. Nevertheless, it is worth noting that over the last 5- and 10-year periods, your fund has risen 149.68% and 318.22%, respectively, ahead of the unmanaged S&P 500 and significantly better than the Lipper peer group average./1/

----------------------
Performance Comparison
------------------------------------------------------


Periods Ended 6/30/97          6 Months   12 Months
------------------------------------------------------
New America Growth Fund            8.55%      13.75%
 ......................................................
S&P 500                           20.61       34.70
 ......................................................
Lipper Growth Funds Average       14.28       23.96
 ......................................................

MARKET ENVIRONMENT

Stock market investors have been treated to exemplary returns as the backdrop for the market has been the best in years. The economic expansion is in its seventh year and, after growing a little too fast in the first quarter of 1997, seems to have moderated its pace recently. Thus, we have an ideal environment where the economy is growing fast enough to accommodate good corporate earnings growth, yet slow enough to allay fears of an impending inflationary surge. The U.S. inflation rate appears benign, actually declining slightly in spite of a reasonably tight job market. In Washington, the politicians are still squabbling, but there appears to be movement by both parties toward the middle of the political spectrum, at least on economic issues. Both parties appear to agree on some measure of capital gains tax reduction. Meanwhile, the federal budget deficit has declined so fast that extrapolating budget surpluses in the years ahead may no longer be a fantastic


/1/ For the 5- and 10-year periods, the S&P 500 returned 146.55% and 292.49%, respectively, and the Lipper Growth Funds Average 121.62% and 243.77%. Please see page 8 for additional performance information.

notion. Globally, we are in the midst of a relatively peaceful period in which capitalism and democracy are ascendent. Consumer confidence is at record highs, and individual investors continue to pour money into equity mutual funds. Despite vibrant demand for equity offerings, corporate stock buybacks and record merger and acquisition activity are retiring stock as fast as it is issued.

SMALL- AND MID-CAP COMPANIES LAGGED THE RALLY BY A SIGNIFICANT MARGIN.

After the 69.2% cumulative gain of the S&P 500 in 1995 and 1996, its third-best two-year return in six decades, many observers, ourselves included, believed the market was due for a pause. While the market did correct almost 10% in March and April, it rebounded quickly. Large-cap companies led the way, as investors continued to be enamored with franchise brands like Coca-Cola, Procter & Gamble, and GE. Small- and mid-cap companies lagged the rally by a significant margin. Within these sectors, value stocks outperformed growth stocks by a considerable margin.

PORTFOLIO REVIEW

Our objective is to invest in a diversified group of rapidly growing companies primarily in the service sector of the economy. The fund's relative performance is typically correlated strongly to investor perceptions of economic growth. When the economy is perceived to be strong, the stocks of cyclical companies sprint ahead, whereas in periods of economic weakness, investors tend to gravitate toward companies with steadier growth rates, like the service companies in which we invest. In the last year, however, we believe the underperformance of the fund relative to the S&P 500 was attributable to two major factors. First, the fund's many smaller and mid-cap companies did not keep pace with their larger-company counterparts. Secondly, while the largest growth stocks performed well, we had an anomalous situation where smaller and mid-cap growth stocks significantly underperformed value stocks in their respective categories.

The fund's top contributor for the 6- and 12-month periods ending June 30 was Franklin Resources, the mutual fund firm, which benefited from an ebullient stock market, good cash inflows, and a well-timed acquisition. Three retailers were also among the top contributors for both periods: General Nutrition, the nation's leading retailer of vitamin and other health-related products and a long-time fund holding, which rebounded from a temporary sales slowdown in mid-1996; Cole National, a retailer with interests in vision and gift stores, which acquired Pearle Vision Centers in a transaction that should boost earnings; and Costco Companies, the leading membership warehouse club, which has reported strong sales and earnings increases.

Unfortunately, some of these contributions were offset by disappointments. The fund's largest detractor in the first half was Boston Chicken, the restaurant franchisor, whose stock fell over 50% when an unanticipated sales slowdown precipitated a reevaluation by investors of what was, in hindsight, an overly aggressive expansion plan and a problematic financial structure. The second-worst stock was Mercury Finance, a leader in subprime used car lending. Along with other investors, we were victimized by management fraud and manipulation of financial statements, and we are seeking redress through legal action. For the 12-month period, the worst performer was Paging Network, the leading national paging service provider, which experienced delays and higher-than-anticipated costs on a new product launch.

The portfolio remains well diversified in the services sector with few major changes since year-end, as shown in the table.

----------------------
Sector Diversification
---------------------------------------------
                    12/31/96      6/30/97
---------------------------------------------
Financial Services        20%          20%
 .............................................
Consumer Services         32           32
 .............................................
Business Services         44           41
 .............................................
Reserves                   4            7
---------------------------------------------
Total                    100%         100%

Additions to the portfolio in the last several months include COREStaff and Safeway. COREStaff is a leading provider of temporary help services, focusing on the higher-margin, faster-growing professional services market, especially information technology. The company is also participating in the rapid consolidation of the staffing industry. In the last several years, new management at Safeway, a supermarket chain, has transformed a mediocre company into a well-operated, shareholder-oriented organization we believe can grow well into the future.

We continue to seek companies with exceptional growth prospects in all economic climates, and the portfolio's growth characteristics remain strong. Rather than pay high dividends, most portfolio companies reinvest their earnings in their businesses to maintain or increase their earnings growth. In fact, many pay no dividends at all in order to sustain steady earnings increases of 20% or more annually. As shown in the table, the prospective earnings growth rate of our portfolio companies is well above that of the market as a whole, yet the fund's aggregate price/earnings ratio (P/E) is only modestly higher.

-------------------------
Portfolio Characteristics
--------------------------------------------------------------------------------

                                                         New America
As of 6/30/97                                            Growth Fund   S&P 500
--------------------------------------------------------------------------------
Earnings Growth Rate
Estimated Next 5 Years*                                         19.3%     12.4%
 ................................................................................
Profitability - Return on
Equity Latest 12 Months                                         15.2      20.5
 ................................................................................
Dividend Yield on Stocks                                         0.4       1.7
 ................................................................................
P/E Ratio (Based on Next 12
Months' Estimated Earnings)                                    19.7X     18.7X
 ................................................................................

* Forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.

OUTLOOK

As we mentioned, a combination of factors -- moderate domestic economic growth, low inflation and interest rates, growing corporate earnings, rapidly declining budget deficits, and a benign global political environment -- present a very favorable backdrop for the stock market, in our opinion. It is difficult to envisage a major stock market setback in this context. However, stock valuations are high by historical standards using traditional benchmarks such as P/E and price/book ratios, and dividend yields. The Leuthold Group reports that the 15-year compound annual return for the S&P 500 as of June 30 was 18.8%, the best such period ever recorded, far above the 10.7% 1926-to-date median.

Perhaps we have entered a "new era" of peace and prosperity. However, students of the stock market know from experience that the most dangerous phrase in the language is "this time it's different." After all, the stock market reflects human emotion, which can vary greatly over long periods.

It is interesting to note that small- and mid-cap stocks often lead the market in the latter stages of bull markets, yet this is not the case today. With blue chip stocks trading at P/Es well above their growth rates, it is possible the sector many consider the "safest" may actually be the riskiest.

We remain optimistic about the long-term prospects for the portfolio's companies. Their relatively noncyclical, service-oriented businesses appear to be well positioned for the moderate economic growth environment we anticipate. We believe your fund should be able to achieve attractive returns over the next several years.

Respectfully submitted,

/s/ John H. Laporte

John H. Laporte
President and Chairman of the Investment Advisory Committee

/s/ Brian W. H. Berghuis

Brian W. H. Berghuis
Executive Vice President

July 18, 1997

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS


                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/97
--------------------------------------------------------------------------------
Franklin Resources                                                          3.2%
 ................................................................................
CUC International                                                           2.8
 ................................................................................
First Data                                                                  2.8
 ................................................................................
HFS                                                                         2.7
 ................................................................................
ACE Limited                                                                 2.4
--------------------------------------------------------------------------------

General Nutrition                                                           2.3
 ................................................................................
Cole National                                                               2.3
 ................................................................................
Vencor                                                                      2.1
 ................................................................................
La Quinta Inns                                                              2.0
 ................................................................................
UNUM                                                                        2.0
--------------------------------------------------------------------------------

Comcast                                                                     2.0
 ................................................................................
Quorum Health Group                                                         1.9
 ................................................................................
Service Corp. International                                                 1.9
 ................................................................................
USA Waste Services                                                          1.9
 ................................................................................
Cardinal Health                                                             1.8
--------------------------------------------------------------------------------

Catalina Marketing                                                          1.8
 ................................................................................
Freddie Mac                                                                 1.8
 ................................................................................
Interim Services                                                            1.7
 ................................................................................
AccuStaff                                                                   1.7
 ................................................................................
BISYS Group                                                                 1.6
--------------------------------------------------------------------------------

Costco Companies                                                            1.6
 ................................................................................
Smith International                                                         1.6
 ................................................................................
Outback Steakhouse                                                          1.6
 ................................................................................
Norwest                                                                     1.5
 ................................................................................
Carnival                                                                    1.5
--------------------------------------------------------------------------------
Total                                                                      50.5%

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

--------------------
Portfolio Highlights
-------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 6/30/97

Ten Best Contributors                                                     Ten Worst Contributors
---------------------------------------------------------------------------------------------------------------------------------
Franklin Resources                           50 cents                     Boston Chicken                              - 45 cents
 .......................................................                   .......................................................
General Nutrition                            43                           Mercury Finance                               39
 .......................................................                   .......................................................
Cole National                                38                           Employee Solutions *                          29
 .......................................................                   .......................................................
ADT                                          31                           Scholastic **                                 29
 .......................................................                   .......................................................
Vencor                                       23                           Paging Network **                             23
 .......................................................                   .......................................................
First Data                                   21                           Ikon Office Solutions                         20
 .......................................................                   .......................................................
Costco Companies                             20                           Corporate Express                             19
 .......................................................                   .......................................................
ACE Limited                                  19                           Republic Industries                           15
 .......................................................                   .......................................................
COREStaff *                                  19                           Unisource Worldwide **                         8
 .......................................................                   .......................................................
Smith International                          17                           PacifiCare Health Systems **                   7
-------------------------------------------------------                   -------------------------------------------------------
Total                                       281 cents                     Total                                      - 234 cents


12 Months Ended 6/30/97

Ten Best Contributors                                                     Ten Worst Contributors
---------------------------------------------------------------------------------------------------------------------------------
Franklin Resources                           61 cents                     Paging Network **                           - 49 cents
 .......................................................                   .......................................................
Cole National                                53                           United Healthcare **                          38
 .......................................................                   .......................................................
ADT                                          50                           Mercury Finance                               38
 .......................................................                   .......................................................
Revco **                                     42                           Corporate Express                             37
 .......................................................                   .......................................................
General Nutrition                            41                           Boston Chicken                                35
 .......................................................                   .......................................................
ACE Limited                                  41                           Apria Healthcare                              30
 .......................................................                   .......................................................
Smith International                          34                           Employee Solutions *                          29
 .......................................................                   .......................................................
Costco Companies                             33                           HFS                                           25
 .......................................................                   .......................................................
MGIC Investment                              32                           Scholastic **                                 25
 .......................................................                   .......................................................
Eckerd **                                    29                           Olsten **                                     25
-------------------------------------------------------                   -------------------------------------------------------
Total                                       416 cents                     Total                                      - 331 cents

 * Position added
** Position eliminated

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

----------------------
Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
[LINE GRAPH APPEARS HERE]

                      S&P 500    LIPPER GROWTH    NEW AMERICA
                       INDEX     FUNDS AVERAGE    GROWTH FUND
                      -------    -------------    -----------
6/30/87               10,000        10,000           10,000
6/88                   9,307         9,461            9,604
6/89                  11,220        11,118           12,081
6/90                  13,070        12,820           13,715
6/91                  14,036        13,558           14,565
6/92                  15,919        15,330           16,750
6/93                  18,089        17,982           21,188
6/94                  18,342        18,268           21,641
6/95                  23,125        22,490           26,622
6/96                  29,138        27,454           36,767
6/97                  39,249        34,377           41,822

------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/97                     1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
New America Growth Fund                    8.55%    24.56%    20.08%     15.38%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited

--------------------
Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                              6 Months        Year
                                 Ended       Ended
                               6/30/97    12/31/96    12/31/95    12/31/94    12/31/93  12/31/92
NET ASSET VALUE
Beginning of period          $   38.37   $   34.91   $   25.42   $   28.04   $   24.86   $ 22.79
                             ......................................................................
Investment activities
  Net investment income          (0.07)      (0.13)      (0.12)      (0.07)      (0.08)    (0.04)
  Net realized and
  unrealized gain (loss)          3.35        7.08       11.36       (2.02)       4.39      2.29
                             ......................................................................
  Total from
  investment activities           3.28        6.95       11.24       (2.09)       4.31      2.25
                             ......................................................................
Distributions
  Net realized gain                  -       (3.49)      (1.75)      (0.53)      (1.13)    (0.18)
                             ......................................................................
NET ASSET VALUE
End of period                $   41.65   $   38.37   $   34.91   $   25.42   $   28.04   $ 24.86
                             ----------------------------------------------------------------------

Ratios/Supplemental Data

Total return                      8.55%      20.01%      44.31%      (7.43)%     17.44%     9.89%
 ...................................................................................................
Ratio of expenses to
average net assets                0.98%+      1.01%       1.07%       1.14%       1.23%     1.25%
 ...................................................................................................
Ratio of net investment
income to average
net assets                       (0.35)%+    (0.39)%     (0.46)%     (0.27)%     (0.39)%   (0.44)%
 ...................................................................................................
Portfolio turnover rate           49.5%+      36.7%       56.2%       31.0%       43.7%     26.4%
 ...................................................................................................
Average commission
rate paid                    $  0.0469   $  0.0545           -           -           -         -
 ...................................................................................................
Net assets, end of period
(in millions)                $   1,554   $   1,440   $   1,028   $     646   $     619   $   480
 ...................................................................................................

+  Annualized.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 1997

-----------------------
Statement of Net Assets                            Shares/Par            Value
--------------------------------------------------------------------------------
                                                                  In thousands
Common Stocks  92.7%

FINANCIAL SERVICES  19.4%

Bank and Trust  1.5%

Norwest                                               425,000      $    23,906
 ................................................................................
                                                                        23,906
                                                                    ............
Insurance  6.7%

ACE Limited                                           500,000           36,938
 ................................................................................
MGIC Investment                                       400,000           19,175
 ................................................................................
PMI Group                                             275,000           17,153
 ................................................................................
UNUM                                                  750,000           31,500
 ................................................................................
                                                                       104,766
                                                                    ............
Investment Services  3.2%

Franklin Resources                                    675,000           48,980
 ................................................................................
                                                                        48,980
                                                                    ............
Other Financial Services  8.0%

Fairfax Financial (144a) (CAD) *                       56,000           16,221
 ................................................................................
Fannie Mae                                            400,000           17,450
 ................................................................................
Freddie Mac                                           800,000           27,500
 ................................................................................
Green Tree Financial                                  650,000           23,156
 ................................................................................
Household International                               200,000           23,487
 ................................................................................
Mercury Finance                                     1,000,000            2,438
 ................................................................................
Money Store                                           475,000           13,582
 ................................................................................
                                                                       123,834
                                                                    ............
Total Financial Services                                               301,486
                                                                    ............
CONSUMER SERVICES  31.9%

Retailing/General Merchandisers  2.8%

Costco Companies *                                    750,000           24,680
 ................................................................................
Safeway *                                             400,000           18,450
 ................................................................................
                                                                        43,130
                                                                    ............
Retailing/Specialty Merchandisers  10.8%

AutoZone *                                            704,900           16,609
 ................................................................................
Circuit City Stores                                   500,000           17,781
 ................................................................................
Cole National (Class A) + *                           800,000           35,200
 ................................................................................
General Nutrition *                                 1,300,000           36,319
 ................................................................................
Home Depot                                            300,000           20,681
 ................................................................................

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

                                           Shares/Par                      Value
--------------------------------------------------------------------------------
                                                                    In thousands
Kohl's *                                      300,000               $     15,881
 ................................................................................
PETsMART *                                  1,300,000                     14,910
 ................................................................................
Tommy Hilfiger *                              267,800                     10,762
 ................................................................................
                                                                         168,143
                                                                    ............
Entertainment and Leisure 5.6%

Carnival ADR (Class A)                        575,000                     23,719
 ................................................................................
Disney                                        275,000                     22,069
 ................................................................................
Extended Stay America *                       670,000                      9,987
 ................................................................................
La Quinta Inns                              1,450,000                     31,718
 ................................................................................
                                                                          87,493
                                                                    ............
Media/Communication Services 5.7%

AirTouch Communications *                     850,000                     23,269
 ................................................................................
Comcast (Class A Special)                   1,450,000                     30,948
 ................................................................................
Outdoor Systems *                             461,900                     17,610
 ................................................................................
Tribune                                       337,500                     16,221
 ................................................................................
                                                                          88,048
                                                                    ............
Restaurants/Food Distribution 2.3%

Boston Chicken *                              763,400                     10,664
 ................................................................................
Outback Steakhouse *                        1,000,000                     24,156
 ................................................................................
                                                                          34,820
                                                                    ............
Personal Services 4.7%

CUC International *                         1,700,000                     43,881
 ................................................................................
Service Corp. International                   900,000                     29,588
 ................................................................................
                                                                          73,469
                                                                    ............
Total Consumer Services                                                  495,103
                                                                    ............

BUSINESS SERVICES 40.9%

Health Care Services 6.4%

Apria Healthcare *                            229,400                      4,072
 ................................................................................
Columbia/HCA Healthcare                       500,000                     19,656
 ................................................................................
PhyCor *                                      375,000                     12,902
 ................................................................................
Quorum Health Group *                         850,000                     30,281
 ................................................................................
Vencor *                                      778,000                     32,871
 ................................................................................
                                                                          99,782
                                                                    ............
Distribution Services 4.0%

Cardinal Health                               500,000                     28,625
 ................................................................................
Ikon Office Solutions                         925,000                     23,067
 ................................................................................

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------


                                                   Shares/Par            Value
--------------------------------------------------------------------------------
                                                                  In thousands
Patterson Dental *                                    309,200      $    10,571
 ................................................................................
                                                                        62,263
                                                                   .............

Computer Services  6.6%

BISYS Group *                                         610,000           25,601
 ................................................................................
First Data                                            975,000           42,839
 ................................................................................
SABRE Group Holdings *                                400,000           10,850
 ................................................................................
SunGard Data Systems *                                500,000           23,250
 ................................................................................
                                                                       102,540
                                                                   .............
Environmental Services  3.0%

Republic Industries *                                 737,000           18,193
 ................................................................................
USA Waste Services *                                  750,000           28,969
 ................................................................................
                                                                        47,162
                                                                   .............
Energy Services  5.8%

BJ Services *                                         225,000           12,066
 ................................................................................
Camco International                                   350,000           19,162
 ................................................................................
Schlumberger                                          100,000           12,500
 ................................................................................
Smith International *                                 400,000           24,300
 ................................................................................
Western Atlas *                                       300,000           21,975
 ................................................................................
                                                                        90,003
                                                                   .............
Other Business Services  15.1%

AccuStaff *                                         1,100,000           26,056
 ................................................................................
ADT *                                                 472,000           15,576
 ................................................................................
ADVO *                                                775,000           12,594
 ................................................................................
Catalina Marketing *                                  592,500           28,514
 ................................................................................
COREStaff *                                           871,100           23,574
 ................................................................................
Corporate Express *                                 1,600,700           23,060
 ................................................................................
Employee Solutions *                                  609,500            3,381
 ................................................................................
Global DirectMail *                                   550,400           14,345
 ................................................................................
HFS *                                                 725,000           42,050
 ................................................................................
Interim Services *                                    600,000           26,700
 ................................................................................
Paychex                                               450,000           17,269
 ................................................................................
Sylvan Learning Systems *                              31,400            1,065
 ................................................................................
                                                                       234,184
                                                                   .............
Total Business Services                                                635,934
                                                                   .............
Miscellaneous Common Stocks 0.5%                                         7,854
                                                                   .............

Total Common Stocks (Cost $933,144)                                  1,440,377
                                                                   .............


T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------


                                                   Shares/Par            Value
--------------------------------------------------------------------------------
                                                                  In thousands
Short-Term Investments  9.6%

Certificates of Deposit  0.6%

Caisse National de Credit Agricole, 5.63%,
         8/11/97                                 $ 10,000,000      $    10,000
 ................................................................................
                                                                        10,000
                                                                   .............
Commercial Paper  9.0%

Abbey National N.A., 5.55%, 8/12/97                10,000,000            9,935
 ................................................................................
Allied Signal, 4(2), 5.58%, 7/15/97                10,000,000            9,978
 ................................................................................
Asset Securitization Cooperative, 4(2),
         5.53%, 7/21/97                            10,000,000            9,969
 ................................................................................
BT Securities, 5.57%, 8/25/97                      10,000,000            9,915
 ................................................................................
Countrywide Funding, 5.60%, 7/22/97                10,000,000            9,968
 ................................................................................
Finova Capital, 5.62%, 7/24/97                     10,000,000            9,964
 ................................................................................
Halifax, 5.54%, 7/14/97                            10,000,000            9,980
 ................................................................................
National Rural Utilities Cooperative Finance
         5.55%, 9/8/97                             10,000,000            9,894
 ................................................................................
Preferred Receivables Funding, 5.60%, 8/4/97       10,000,000            9,947
 ................................................................................
Repeat Offering Security Entity, 5.60%, 8/29/97    10,000,000            9,908
 ................................................................................
Statoil (Den Norske Stats Oljeselskap)
    5.54 - 5.55%, 7/7 - 7/17/97                    14,000,000           13,981
 ................................................................................
Investments in Commercial Paper through a
         Joint Account 6.05 - 6.20%, 7/1/97        26,671,771           26,672
 ................................................................................
                                                                       140,111
                                                                   .............
Total Short-Term Investments (Cost $150,111)                           150,111
                                                                   .............

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------


                                                   Shares/Par            Value
--------------------------------------------------------------------------------
                                                                  In thousands
Total Investments in Securities
102.3% of Net Assets (Cost $1,083,255)                             $ 1,590,488

Other Assets Less Liabilities                                          (36,451)
                                                                   .............

NET ASSETS                                                         $ 1,554,037
                                                                   -------------
Net Assets Consist of:
Accumulated net investment income - net of distributions           $    (2,542)
Accumulated net realized gain/loss - net of distributions               76,699
Net unrealized gain (loss)                                             507,233
Paid-in-capital applicable to 37,308,379 shares of no par
value capital stock outstanding; unlimited number of shares
authorized                                                             972,647
                                                                   .............

NET ASSETS                                                         $ 1,554,037
                                                                   -------------

NET ASSET VALUE PER SHARE                                          $     41.65
                                                                   -------------

   + Affiliated company
   * Non-income producing
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 1.04% of net assets.
 CAD Canadian dollar



The accompanying notes are an integral part of these financial statements.

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                       6/30/97
Investment Income

Income
  Dividend                                                         $     2,677
  Interest                                                               1,839
                                                                   .............
  Total income                                                           4,516
                                                                   .............
Expenses
  Investment management                                                  4,869
  Shareholder servicing                                                  1,989
  Prospectus and shareholder reports                                        63
  Custody and accounting                                                    61
  Registration                                                              57
  Trustees                                                                   7
  Legal and audit                                                            6
  Miscellaneous                                                              6
                                                                   .............
  Total expenses                                                         7,058
                                                                   .............
Net investment income                                                   (2,542)
                                                                   .............
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                  47,592
Change in net unrealized gain or loss on securities                     76,284
                                                                   .............
Net realized and unrealized gain (loss)                                123,876
                                                                   .............
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $   121,334
                                                                   -------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                     6 Months             Year
                                                        Ended            Ended
                                                      6/30/97         12/31/96
Increase (Decrease) in Net Assets

Operations
  Net investment income                           $    (2,542)     $    (4,941)
  Net realized gain (loss)                             47,592          148,351
  Change in net unrealized gain or loss                76,284           76,091
                                                  ..............................
  Increase (decrease) in net assets from
  operations                                          121,334          219,501
                                                  ..............................
Distributions to shareholders
  Net realized gain                                         -         (120,154)
                                                  ..............................
Capital share transactions*
  Shares sold                                         201,231          536,293
  Distributions reinvested                                  -          117,263
  Shares redeemed                                    (208,717)        (340,924)
                                                  ..............................
  Increase (decrease) in net assets from capital
  share transactions                                   (7,486)         312,632
                                                  ..............................
Net Assets

Increase (decrease) during period                     113,848          411,979
Beginning of period                                 1,440,189        1,028,210
                                                  ..............................

End of period                                     $ 1,554,037      $ 1,440,189
                                                  ------------------------------
*Share information
  Shares sold                                           5,228           13,831
  Distributions reinvested                                  -            3,087
  Shares redeemed                                      (5,459)          (8,836)
                                                  ..............................
  Increase (decrease) in shares outstanding              (231)           8,082



The accompanying notes are an integral part of these financial statements.

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1997


-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New America Growth Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Affiliated Companies Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in
Section 2(a)(3) of the Investment Company Act of 1940.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------


Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $341,474,000 and $405,718,000, respectively, for the six months ended June 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,083,255,000, and net unrealized gain aggregated $507,233,000, of which $553,913,000 related to appreciated investments and $46,680,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $848,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35%

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------


of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,733,000 for the six months ended June 30, 1997, of which $317,000 was payable at period-end.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access/(R)/ and
T. Rowe Price OnLine.

DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.



*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
 .............................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap Stock**
Small-Cap Value*
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 .............................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
 .............................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 .............................
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 .............................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


 *Closed to new investors.
**Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a Discount Brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address:  www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price New America Growth Fund(R).

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.